                  AMENDED AND RESTATED COMMON STOCK PURCHASE AGREEMENT


                    THIS AMENDED AND RESTATED COMMON STOCK PURCHASE AGREEMENT (this "Agreement"), made this 20th day of December, 1996, effective as of August 26, 1996, between Mid Atlantic Medical Services, Inc., a Delaware corporation (the "Seller") and The Bank of New York, not in its individual or corporate capacity, but solely in its capacity as trustee (the "Trustee") of the Stock Compensation Trust (the "Trust") (the Trust is hereinafter sometimes referred to as the "Purchaser") under an amended and restated trust agreement between the Seller and the Trustee dated December 20, 1996 effective as of August 26, 1996 (the "Trust Agreement").

                              W I T N E S S E T H:


                    WHEREAS, this Agreement was originally effective as of August 26, 1996; and

                    WHEREAS, pursuant to this Agreement, as contemplated by the Trust Agreement, the Purchaser purchased from the Seller, and the Seller sold to the Purchaser, 20,000,000 shares of the Seller s common stock, $0.01 par value (the Common Stock ) on August 26, 1996, all as more specifically described herein (the Original Transaction ); and

                    WHEREAS, as payment for such Common Stock, the Purchaser paid to the Seller $200,000 and issued a promissory note, in favor of the Seller, in the principal amount of $284,800,000; and

                    WHEREAS, following the consummation of such transaction, it was determined that, pursuant to the listing rules of the New York Stock Exchange (the NYSE Listing Rules ), the number of shares of Common Stock sold by the Seller to the Purchaser exceeded the maximum number of shares that may be issued without the approval of the shareholders of the Seller; and

                    WHEREAS, in order in order to comply with such NYSE Listing Rules, the Seller and the Purchaser have agreed to amend and restate this Agreement to provide that (i) the Purchaser will return to the Seller 10,870,000 shares of Common Stock, (ii) the promissory note issued by the Purchaser in favor of the Seller in connection with the Original Transaction will be canceled, and (iii) a replacement promissory note will be issued by the Purchaser in favor of the Seller, in the principal amount of $129,902,500.

                    NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:


                                    ARTICLE I

                           PURCHASE AND SALE OF SHARES

             1.1 PURCHASE AND SALE. Subject to the terms and conditions set forth herein, the Seller will sell to the Purchaser, and the Purchaser will purchase from the Seller, at the Closing (as hereinafter defined), twenty million (20,000,000) shares of Common Stock at $14.25 per share which is the Fair Market Value (as defined in the Trust) of the Common Stock on the last full trading day prior to the Closing. The shares of Common Stock to be purchased by the Purchaser and sold by the Seller at the Closing are referred to in this Agreement as the "Common Shares." In consideration for the Common Shares, the Purchaser will deliver to the Seller cash in the amount of $200,000, representing the par value of the Common Stock and a note in the form of Schedule 1.1 to this Agreement in the principal amount of $284,800,000 (the "Original Note").

             1.2 CLOSING. The closing of the sale and purchase of the Common Shares hereunder (the "Closing"), will be held at the offices of the Seller on August 26, 1996 or at such other time, date and place as agreed to by the parties.

             1.3 DELIVERY AND PAYMENT. At the Closing, the Seller will deliver to the Purchaser a certificate representing the Common Shares, which certificate shall be registered in the name of the Trustee, or the name of its nominee, against payment by the Purchaser to the Seller of the aggregate purchase price therefor. Notwithstanding the foregoing, the Seller may accomplish the transfer of shares to the Trustee by book entry, in which event a cross receipt shall be executed by the parties. The Seller will pay all stamp and other transfer taxes, if any, which may be payable in respect of the sale and delivery of the Common Shares.

                                    ARTICLE II

                                 RETURN OF SHARES

                    2.1    RETURN OF SHARES.  Subject to terms and
     conditions set forth herein, the Purchaser shall deliver to the Seller, at the Rescission Closing (as hereinafter defined) 10,870,000 shares of Common Stock (the Returned Common Shares ). In order to accomplish such delivery, the Seller shall reflect the transfer of 10,870,000 shares of Common Stock from the Purchaser to the Seller by book entry and the Seller and the Purchaser shall execute a cross-receipt in the form of Schedule 2.1 to this Agreement. The Seller will pay all stamp and other transfer taxes, if any, which may be payable in respect of the transfer of the Returned Common Shares. The actions described in this
     Section 2.1 are referred to in this Agreement, collectively, as the Rescission.

                 2.2 CANCELLATION OF NOTE; ISSUANCE OF REPLACEMENT NOTE. At the Rescission Closing, the Seller shall deliver the Note to the Purchaser, and the Note shall be marked canceled. Simultaneous therewith, the Purchaser shall deliver to the Seller a replacement note in the form of Schedule 2.2 to this Agreement in the principal amount of $129,902,500 (the Replacement Note ).

                    2.3    RESCISSION CLOSING.  The closing of the
     Rescission hereunder (the  Rescission Closing ) will be held at the


     offices of the Seller on December 20, 1996 or at such other time, date and place as agreed to by the parties.

                    2.4 REPRESENTATIONS. The Seller hereby represents and warrants to the Purchaser that (i) the Committee (as such term is defined in the Trust Agreement) has approved the Rescission, (ii) the Rescission has no federal income or other tax consequences to the Seller, the Trustee or otherwise, and (iii) the Purchaser has properly performed all of its duties under this Agreement with respect to the Returned Shares from the Closing Date through the date of the Rescission Closing.

                    2.5 RETIREMENT OF SHARES. As of the date of the Rescission Closing, the Seller shall cause the Returned Shares to be retired so that the total number of issued and outstanding shares of the Seller is reduced by the number of Returned Shares.



                                    ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF THE SELLER


                    The Seller represents and warrants to the Purchaser as follows:

                    3.1    CORPORATE EXISTENCE AND AUTHORITY.  The Seller
     (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (ii) has all requisite corporate power to execute, deliver and perform this Agreement; and
     (iii) has taken all necessary corporation action to authorize the execution, delivery and performance of this Agreement.

                    3.2 NO CONFLICT. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or constitute a default under (i) the Seller's certificate of incorporation or by-laws, (ii) any agreement, indenture or other instrument to which the Seller is a party or by which the Seller or its assets may be bound or (iii) any law, regulation, order, arbitration, award, judgment or decree applicable to the Seller.

                    3.3    VALIDITY.  This Agreement has been duly
     executed and delivered by the Seller and is a valid and binding agreement of the Seller enforceable against the Seller in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

                    3.4 THE COMMON SHARES. The Common Shares have been duly authorized and are (or when issued as contemplated hereby will be) validly issued and constitute fully-paid and non-assessable shares of Common Stock, $0.01 par value, of the Seller. No stockholder of the Seller has any preemptive or other subscription right to acquire any shares of Common Stock. The Seller will convey to the Purchaser, on the date of Closing, good and valid title to the Common Shares free and clear of any liens, claims, security interests and encumbrances.

                    3.5 LITIGATION. There are no actions, suits, proceedings or arbitrations or investigations pending, or to the Seller's best knowledge, threatened in any court or before any governmental agency or instrumentality or arbitration panel or otherwise against or by the Seller which seek to or could restrain, prohibit, rescind or declare unlawful, or result in substantial damages in respect of this Agreement or the performance hereof by the Seller (including, without limitation, the delivery of the Common Shares).

                    3.6 RESCISSION. Neither the Rescission nor any transaction related to the Rescission, including the holding of 9,130,000 shares of Common Stock by the Purchaser immediately following such Rescission, violates any federal or state law or any rule of the New York Stock Exchange. After giving effect to the Rescission, the purchase and sale of the Common Shares will not violate any rule of the New York Stock Exchange applicable to companies whose stock is listed thereon.



                                    ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                    The Purchaser hereby represents and warrants to the Seller as follows:

                    4.1 AUTHORITY; VALIDITY. The Purchaser has full power and authority to execute and deliver this Agreement and the Replacement Note as Trustee and to consummate the transactions contemplated hereby. The Replacement Note has been duly executed by the Trustee on behalf of the Trust and, upon the execution and delivery by the Trustee on behalf of the Trust, the Replacement Note will be a valid and binding agreement of the Purchaser enforceable in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.


                                    ARTICLE V

                 RESTRICTIONS ON DISPOSITION OF THE COMMON SHARES


                    5.1 RESTRICTED SECURITIES. The Purchaser acknowledges that the Purchaser is acquiring the Common Shares pursuant to a transaction exempt from registration under the 1933 Act. The Purchaser represents, warrants and agrees that all Common Shares acquired by the Purchaser pursuant to this Agreement are being acquired for investment without any intention of making a distribution thereof, or of making any sale or other disposition thereof which would be in violation of the 1933 Act or any applicable state securities law, and that the Purchaser will not dispose of any of the Common Shares (other than in the Rescission) except that the Trustee will, from time to time, convey a portion of the Common Shares to the participants in the Plans (as such term is defined in the Trust Agreement) to satisfy the obligations of the Seller thereunder, and except upon termination of the Trust to the extent that the Trust then holds any Common Shares.

                    5.2 LEGEND. Until such time as the Common Shares are registered pursuant to the provisions of the 1933 Act, any certificate or certificates representing the Common Shares delivered pursuant to Section 1.3 or 2.1, will bear a legend in substantially the following form:

                   "The shares represented by this certificate have not been
                  registered under the Securities Act of 1933, as amended,
                 and may not be sold, transferred or otherwise disposed of
                unless they have first been registered under such Act or
               unless an exemption from registration is available."

     The Seller may place stop transfer orders against the registration or transfer of any shares evidenced by such a certificate or certificates until such time as the requirements of the foregoing are satisfied.


                                    ARTICLE VI


                              CONDITIONS TO CLOSING

                    6.1 Conditions to Obligations of the Purchaser. The obligation of the Purchaser to purchase the Common Shares is subject to the satisfaction of the following conditions on the date of Closing:

                             (a) The representations and warranties of the Seller set forth in Article III hereof shall be true and correct; and if the Closing shall occur on a date
                 other than the date of this Agreement, the Purchaser
                shall have been furnished with a certificate, dated the
               date of Closing, to such effect, signed by an authorized
              officer of the Seller; and



                             (b) All permits, approvals, authorizations and consents of third parties necessary for the consummation of the transactions herein shall have been
                 obtained, and no order of any court or administrative
                agency shall be in effect which restrains or prohibits
               the transactions contemplated by this Agreement, and no
              suit, action or other proceeding by any governmental
             body or other person shall have been instituted which
            questions the validity or legality of the transactions
           contemplated by this Agreement.

                    6.2 Conditions to Obligations of the Seller. The obligation of the Seller to issue, sell and deliver the Common Shares to the Purchaser is subject to the satisfaction of the following conditions on the date of Closing:

                             (a)      The representations and warranties of
                   the Purchaser set forth in Article IV hereof shall be
                  true and correct; and if the Closing shall occur on a
                 date other than the date of this Agreement, the Seller
                shall have been furnished with a certificate dated the
               date of Closing, to such effect, signed by an authorized
              office of the Trustee; and

                             (b)      No order of any court or
                   administrative agency shall be in effect which restrains
                  or prohibits the transactions contemplated by this
                 Agreement, and no suit, action or other proceeding by
                any governmental body or other person shall  have been
               instituted which questions the validity or legality of
              the transactions contemplated by this Agreement.


                                    ARTICLE VII

                                  MISCELLANEOUS


                             7.1 EXPENSES. The Seller shall pay all of its expenses, and it shall pay the Purchaser's expenses, in connection with the authorization, preparation, execution and performance of this Agreement, including without limitation the reasonable fees and expenses of the Trustee, its agents, representatives, counsel, financial advisors and consultants.

                             7.2 SURVIVAL OF SELLER'S REPRESENTATIONS AND WARRANTIES. All representations and warranties made by the Seller to the Purchaser in this Agreement shall survive the Closing and the Rescission Closing.

                             7.3      NOTICES.  All notices, requests or
     other communications required or permitted to be delivered hereunder shall be in writing, delivered by registered or certified mail, return receipt requested, as follows:

                             (a)      To the Seller:

                                      Joseph L. Guarriello, Executive Vice
                                       President and General Counsel


                                      Mid Atlantic Medical Services, Inc.
                                      4 Taft Court
                                      Rockville, MD  20850


                             (b)      To the Purchaser:

                                      Katarina Antens-Miller, AVP
                                      Relationship Manager
                                      The Bank of New York
                                      One Wall Street
                                      New York, NY  10286


     Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.



                    7.4      SPECIFIC PERFORMANCE.  The parties
     hereto acknowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the parties hereunder shall be specifically enforceable, and neither party will take any action to impede the other from seeking to enforce such rights of specific performance.


                    7.5     SUCCESSORS AND ASSIGNS; INTEGRATION;
     ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective legal representatives, successors and assigns. This Agreement (a) constitutes, together with the Note, the Trust Agreement, and any other written agreements between the Purchaser and the Seller executed and delivered on the date hereof, the entire agreement between the parties hereto and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof; (b) shall not confer upon any person other than the parties hereto any rights or remedies hereunder; and (c) shall not be assignable by operation of law or otherwise, except that the Trustee may assign all its rights hereunder to any corporation or other institution exercising trust powers in connection with any such institution assuming the duties of a trustee under the Trust.

                    7.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of New York.

                    7.7 FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                    7.8 AMENDMENT AND WAIVER. No amendment or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by the Purchaser and the Seller.

                    7.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument.

                    7.10     CERTAIN LIMITATIONS.  The execution and
     delivery of this Agreement and the performance by the Trustee of this Agreement and under the terms of the Trust have been or will be, effected by the Trustee in its capacity as Trustee. Nothing in this Agreement shall be interpreted to increase, decrease or modify in any manner any liability of the Trustee to the Seller or to any trustee, representative or other claimant by right of the Seller resulting from the Trustee's performance of its duties under the constituent instruments of the Trust, and no personal liability shall be asserted or enforceable against the Trustee by reason of any of the covenants, statements or representations contained in this Agreement. With respect to all action or inaction taken or not taken by the Trustee prior to the Rescission Closing, the rights of the Trustee shall be determined in accordance with the terms and provisions of this amended and restated Agreement.


                    7.11     INCORPORATION.   The terms and conditions of
     the Trust Agreement relating to the nature of the responsibilities of the Trustee and the indemnification of the Trustee by the Seller are incorporated herein by reference and made applicable to this Agreement.


                    IN WITNESS WHEREOF, the undersigned have duly executed this Agreement on the date and year first above written.

                                        Mid Atlantic Medical Services, Inc.



                                        By:  /s/ Joseph L. Guarriello
                                            -------------------------------
                                        Title:    Executive VP, General
                                                ---------------------------
                                                   Counsel & Secretary


                                        Attest: /s/ Alisa Chestler
                                                ---------------------------

                                        Title:  Asst. Secretary
                                               ----------------------------



                                        The Bank of New York in its capacity
                                       as trustee of the Mid Atlantic
                                      Medical Services, Inc. Stock
                                     Compensation Trust



                                        By: /s/ Eugene J. Foran
                                   --------------------------------

                                        Title:  Vice President
                                                ----------------------------


                                        Attest:  By: Katarina Antens-Miller
                                                -----------------------------

                                        Title:   Asst. Vice President
                                                -----------------------------